                   AMENDMENT NUMBER SIX TO THE
                    GENERAL CONDITIONS OF THE
           CONTRACT FOR THE ESTABLISHMENT AND OPERATION
              OF MOTOR VEHICLE INSPECTION/MAINTENANCE
                PROGRAM FOR THE STATE OF MINNESOTA
                    POLLUTION CONTROL AGENCY

     This Amendment Number Six is made to the Contract entered into between the State of Minnesota, acting through its Pollution Control Agency, hereafter referred to as the "State," and Envirotest Technologies, Inc., doing business in Minnesota as Envirotest Technologies, Inc., hereafter referred to as the "Contractor." Additions are underlined; deletions are shown in over-strike type.

     WHEREAS, the State and Contractor entered into the Contract on July 18, 1990, for the design, construction, equipment, establishment, maintenance and operation of public inspection stations for the motor vehicle inspection and maintenance program for the Twin Cities Metropolitan Area, hereafter referred to as the "I/M Program;"

     WHEREAS, the Contract required the Contractor to construct and operate vehicle emission testing stations at locations throughout the Twin Cities Metropolitan Area;

     WHEREAS, the Contract has been amended five times, on June 17, 1991, May 15, 1992, September 30, 1993, September 6, 1995, and October 31, 1995, and as amended is in effect today;

     WHEREAS, the statute governing the I/M Program, Minn Stat.
Sections 116.60 - 65, was amended by the 1995 Minnesota Legislature in 1995 Minn. Laws ch. 204, hereafter referred to as the "1995 Legislation."

     WHEREAS, the 1995 Legislation instructed the commissioner of the Pollution Control Agency to "take all reasonable steps to enable the state, by July 1, 1998, to comply with the federal Clean Air Act without having to continue the motor vehicle emission inspection program;"

     WHEREAS, the Pollution Control Agency has submitted to the U.S. Environmental Protection Agency (EPA) a request to redesignate the Twin Cities Metropolitan Area to attainment of the national ambient air quality standard for carbon monoxide;

     WHEREAS, the State's redesignation request seeks U.S. EPA approval of a maintenance plan that would not require, for purposes of the federal Clean Air Act, continuation of the motor vehicle emission inspection program;

     WHEREAS, at the time of entering into this Amendment Six, the Pollution Control Agency believes that the I/M Program is needed for another year, until July 30, 1999, in order to comply with the federal Clean Air Act while the U.S. EPA considers the State's redesignation request.

     WHEREAS, Minn. Stat. Section 116.62, subd. 3(b) provides that this contract may exceed a five year term; and

     WHEREAS, the Contractor wishes to continue to perform vehicle testing for the I/M Program.

     NOW THEREFORE, the State and Contractor agree to amend the July 18, 1990, Contract as follows:

     1. Section IX.B., Term, of the General Conditions of the Contract is amended to read as follows:

     This contract shall remain in effect from its effective date until July 30, 1999. If the State extends the network startup date under Section IV.E, the State shall also extend the term of the contract until seven
     (7) years from the new startup date of the vehicle inspection network. In the event that this contract is terminated prior to July 30, 1999 or expires on July 30, 1999, the requirements of Sections IV.H., VI.E.4., VII.A., VII.B., VII.E., VIII, IX.D., IX.E., IX.F, and IX.G shall remain in effect. Sections V.B and V.C shall remain in effect for six (6) years after expiration or termination of this contract, or until any judicial or administrative action involving the work performed by the Contractor under this contract commenced prior to expiration of the six (6) year period is resolved, including all appeals, whichever occurs last.

     2. Section II.A., Consideration, of the General Conditions of the Contract is amended to read as follows:

             The State shall pay the contractor, until November 1, 1995, for all activities conducted pursuant to this contract, $7.07 for each fee bearing inspection, each fee bearing reinspection and each fee bearing elective inspection performed on or after the Extension/Exemption Startup Date and for which the State has been paid by the citizen who obtained the inspection. On and after November 1, 1995, and until June 30, 1996, the State shall pay the Contractor, for all activities conducted pursuant to this contract, $8.00 for each fee bearing inspection, each fee bearing reinspection and each fee bearing elective inspection performed by the Contractor and for which the State has been paid by the citizen who obtained the inspection. After June 30, 1996, and until June 30, 1997, the State shall pay the Contractor, for all activities conducted pursuant to this contract, $7.28 for each fee bearing inspection, each fee bearing reinspection and each fee bearing elective inspection performed by the Contractor and for which the State has been paid by the citizen who obtained the inspection. After June 30, 1997 and until June 30, 1999, the State shall pay the Contractor, for all activities conducted pursuant to this contract, a To-Be-Determined Amount ("TBDA") for each fee bearing inspection, each fee bearing reinspection and each fee bearing elective inspection performed by the Contractor and for which the State has been paid by the citizen who obtained the inspection. The State, on the effective date of Amendment Five, estimates that the TBDA will be approximately $7.00 for the year between July 1, 1997 and June 30, 1998, but the exact amount of the TBDA shall be determined as provided by the following sentence. The TBDA shall not exceed $8.00 and shall be determined each year by the State after review of testing revenues and the vehicle emission inspection account balance through the end of the State's Fiscal Year (i.e. June 30, 1997 for the first year and June 30, 1998 for the second year the TBDA is determined), and projected revenues and MPCA and Department administrative costs through the end of all State and Contractor activities under the I/M Program, so that the amount of revenues allocated for the year beginning July 1, 1997 and the year beginning July 1, 1998 to the Contractor through the TBDA will assure that all MPCA and Department administrative costs plus a contingency of $15,000 are allowed for in the vehicle emission inspection account. The annual TBDA shall be determined by the State by August 15, 1997 and by August 15, 1998. These fees are, in the event of termination of the I/M Program by legislation prior to June 30, 1998, subject to adjustment as provided in the next paragraph, and are the Contractor's sole compensation for all activities conducted pursuant to this contract, except as may be provided in Section IX.C.

          If the legislature terminates the I/M Program prior to June 30, 1998, and the Contractor has received more than an average of $7.35, between July 1, 1995, and the date testing ends, per fee bearing inspection, fee bearing reinspection and fee bearing elective inspection performed by the Contractor, and for which the State has been paid the citizen who obtained the inspection, then the amounts specified in the preceding paragraph due the Contractor will be reduced by the State, and as necessary reimbursed to the State by the Contractor (except as may be provided in Section IX.C.) within sixty (60) days of the State's written request, so that by the end of testing the Contractor will have been provided with an average of $7.35 per fee bearing inspection, fee bearing reinspection and fee bearing elective inspection performed by the Contractor, and for which the State has been paid by the citizen who obtained inspection, between July 1, 1995 and the date testing ends.

           A fee-bearing inspection is the initial inspection and, if the vehicle fails the initial inspection, the number of reinspections of a subject vehicle during one annual registration period covered by the initial fee assessed pursuant to Minn. Rules 7023.1105, subp. 2(A). A fee bearing reinspection is each subsequent reinspection of a subject vehicle during one annual registration period for which an additional fee is assessed under the Minn. Rules pt. 7023.1105, subp. 2(A). A fee bearing elective inspection is any single inspection of a subject or nonsubject vehicle approved in advance by the State and conducted pursuant to Minn. Rules 7023.1105, subp. 2(B). The State agrees that, pursuant to Minn. Rules pt. 7023.1105, it will set the inspection fee at an amount not less than the amounts specified in the first paragraph, and that if its administrative costs exceed the difference between the inspection fee collected from citizens and the amounts specified in the first paragraph due the Contractor, the excess State administrative costs will not reduce the amount paid to the Contractor under Section II.

          The State shall not pay the Contractor for inspections conducted by the Contractor for which the State has not been paid by the citizen who obtained the inspection. The State shall not pay the Contractor for inspections conducted before the network start-up date.

          The total obligation of the State for all compensation and reimbursements to Contractor shall not exceed the funds appropriated to the I/M Program in the vehicle emission inspection account. Minn. Stat.
     Section 116.65, subd. 1 establishes a vehicle emission inspection account which consists of the revenues listed in Minn. Stat. Section 116.65, subd. 2, including the proceeds of the vehicle inspection fee. Minn. Stat.
     Section 116.65 provides that the vehicle emission inspection account is appropriated to the Agency by the legislature, and may be used only to pay the Contractor for vehicles inspected and MPCA and Department administrative costs for the I/M Program. The Contractor understands and agrees, however, that the vehicle emission inspection account will not contain substantial funds until the commencement of vehicle inspection and the collection of fees from motorists for vehicle inspection, and that the vehicle emission inspection account will be regularly depleted after that point to pay the Contractor for vehicles inspected and to pay State administrative costs to conduct the I/M Program. Contractor also understands and agrees that, in the unlikely event that the legislature ceases to appropriate funds for the I/M Program, the legislature may not authorize sufficient funds to pay the Contractor's costs.

     3. Section 1.25, Rulemaking, of the General Conditions of the Contract, which was added in Amendment Five, is deleted.

     4. This Amendment Six is effective when it is signed by the Commissioner of Administration.

     5. All other terms and conditions of the Contract remain in full force and effect, except as specifically amended above.

     6. This Amendment Six may be executed in counterparts. All persons by their signatures below affirm they have authority to execute this amendment on behalf of the parties they represent.

ENVIROTEST TECHNOLOGIES, INC.        MINNESOTA POLLUTION CONTROL AGENCY


By: /s/ Chester Davenport            By: /s/ Elaine Johnson
   --------------------------------     --------------------------------
Name (print): Chester Davenport         Elaine Johnson
             ----------------------     Manager, Administrative Services
Title: Chairman                         Division
      -----------------------------

Date: 4/18/98                        Date: 4/22/98
     ------------------------------       ------------------------------

By:                                  AS TO FORM AND EXECUTION BY
   --------------------------------  THE ATTORNEY GENERAL
Name (print):
             ----------------------
Title:
      -----------------------------

Date:                                By: /s/ Ann M. Seha
     ------------------------------     -------------------------------
                                        Ann M. Seha
                                        Assistant Attorney General

                                     Date: 4/22/98
                                          -----------------------------

                                     AS TO ENCUMBRANCE BY THE
COMMISSIONER OF ADMINISTRATION       MINNESOTA POLLUTION CONTROL AGENCY


By: /s/ Gerald T. Joyce              By: /s/ Roger K. Volk
   -------------------------------      -------------------------------
   Gerald T. Joyce                   Name (print): Roger K. Volk
   Contract Administrator                         ---------------------
                                     Title: Accts Payable Supv
                                           ----------------------------

Date: 4/22/98                        Date: 4/22/98
     -----------------------------        -----------------------------
     legislature ceases to appropriate funds for the I/M Program, the legislature may not authorize sufficient funds to pay the Contractor's costs.

     3. Section 1.25, Rulemaking, of the General Conditions of the Contract, which was added in Amendment Five, is deleted.

     4. This Amendment Six is effective when it is signed by the Commissioner of Administration.

     5. All other terms and conditions of the Contract remain in full force and effect, except as specifically amended above.

     6. This Amendment Six may be executed in counterparts. All persons by their signatures below affirm they have authority to execute this amendment on behalf of the parties they represent.

ENVIROTEST TECHNOLOGIES, INC.        MINNESOTA POLLUTION CONTROL AGENCY


By:                                  By:
   --------------------------------     --------------------------------
Name (print):                           Elaine Johnson
             ----------------------     Manager, Administrative Services
Title:                                  Division
      -----------------------------

Date:                                Date:
     ------------------------------       ------------------------------

By: /s/ F. R. Miller                 AS TO FORM AND EXECUTION BY
   --------------------------------  THE ATTORNEY GENERAL
Name (print): F. R. Miller
             ----------------------
Title: CEO
      -----------------------------

Date: 4/18/98                        By:
     ------------------------------     -------------------------------
                                        Ann M. Seha
                                        Assistant Attorney General

                                     Date:
                                          -----------------------------

                                     AS TO ENCUMBRANCE BY THE
COMMISSIONER OF ADMINISTRATION       MINNESOTA POLLUTION CONTROL AGENCY


By:                                  By:
   -------------------------------      -------------------------------
   Gerald T. Joyce                   Name (print):
   Contract Administrator                         ---------------------
                                     Title:
                                           ----------------------------

Date:                                Date:
     -----------------------------        -----------------------------

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